UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)                     NOVEMBER 2, 2005
NORTEL NETWORKS CORPORATION
(Exact name of registrant as specified in its charter)

CANADA (State or other jurisdiction of incorporation)	001-07260 (Commission File Number)	NOT APPLICABLE (IRS Employer Identification No.)

8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA (Address of principal executive offices)	L6T 5P6 (Zip Code)
Registrant’s telephone number, including area code                     905-863-0000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation f the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition
On November 2, 2005, the registrant issued a Press Release concerning its financial results for the third quarter 2005. Such Press Release is attached hereto as Exhibit 99.1 and furnished in accordance with Item 2.02 of Form 8K.
Item 9.01     Financial Statements and Exhibits
(c)     Exhibits
99.1	Press Release issued by the registrant on November 2, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION
By:	/s/ Peter W. Currie
Peter W. Currie
Executive Vice-President and Chief Financial Officer

By:	/s/ Gordon A. Davies
Gordon A. Davies
General Counsel — Corporate and Corporate Secretary

Dated:  November 2, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by the registrant on November 2, 2005.